Investor Presentation November 2011 Exhibit 99.1

Presenters 2 Bill Jasper Roger Berrier Ron Smith Chairman and Chief Executive Officer President and Chief Operating Officer Vice President and Chief Financial Officer

Cautionary Statement

Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about Unifi, Inc.’s (the
“Company”) financial condition and results of operations that are based on management’s current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions.  Words such as "expects," "anticipates,"
"believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict.  Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof.  The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise.
Factors that may cause actual outcome and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to, availability, sourcing and pricing of raw materials, the success of our subsidiaries,  pressures on sales prices and volumes due to competition and economic conditions, reliance on and financial viability of significant customers, operating performance of subsidiaries, joint ventures, alliances and other equity investments, the accurate financial reporting of information from equity method investees, technological advancements, employee relations, changes in construction spending, capital expenditures and long-term investments
(including those related to unforeseen acquisition opportunities), continued availability of financial resources through financing arrangements and operations, outcomes of pending or threatened legal proceedings, negotiations of new or modifications of existing contracts for asset management and for property construction and acqusition, regulations governing tax laws, other governmental and authoritative bodies' policies and legislation, and proceeds received from the sale of assets held for disposal.  In addition to these representative factors, forward-looking statements could be impacted by general domestic and international economic and industry conditions in the markets where the Company competes, such as changes in currency exchange rates, interest and inflation rates, recession and other economic and political factors over which the Company has no control.  Other risks and uncertainties may be described from time to time in the Company’s other reports and filings with the Securities and Exchange Commission.

The Company’s product offerings include
specialty and premier value-added yarns
with enhanced performance characteristics
The Company sells to other yarn
manufacturers, knitters and weavers that
produce fabric for the apparel, hosiery,
furnishings, automotive, industrial and
other end-use markets
34% ownership of Parkdale America LLC –
A $1+ billion cotton spinning joint venture
with Parkdale Mills, Inc.

Unifi Overview
Company overview
Historical Consolidated Revenue
Historical Adjusted EBITDA
(1)
Well-established downstream partners
___________________________
(1) Excludes earnings from Parkdale America LLC and other unconsolidated equity affiliates
$290
$309
$376
$152
$165
$163
$117
$149
$174
$-
$100
$200
$300
$400
$500
$600
$700
$800
FY09 FY10 FY11
Polyester Nylon International
$23.3
$55.3
$60.5
4.2%
8.9%
8.5%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0
FY09 FY10 FY11
Adjusted EBITDA Adjusted EBITDA Margin
Unifi, Inc. is a diversified producer and processor of
multi-filament polyester and nylon yarns

5 Market and Company Overview

Growing Global Textile Fibers Market

___________________________
Source: PCI Fibers
Global consumption of textile fibers grows based on population and affluence
Global Textile Markets
Approximately 170 billion pounds of textile fibers sold annually
3%+ annual growth in global textile fibers projected from 2011 to 2015
4%+ annual growth in global polyester fibers projected from 2011 to 2015
Polyester fibers’ growth in market share: 22% in 1990, 48% in 2010, projected at 51% in 2015
Cost efficient alternative to functional fibers
Superior functionality compared to commodity fibers like cotton
Man-made fibers allow more acreage for food supply in countries like China

U.S. Textile & Apparel Industry

___________________________
Source: NCTO , Textile World, and Fiber Economic Bureau
Remains a large and important component of the U.S. economy
Approximately a $51 billion industry in 2010
Investment of $15 billion in PP&E from 2001 to 2009
3
rd
largest exporter of textile products - $15 billion
Much of the exports utilize regional trade preferences
600,000 domestic employees (fiber to textile to apparel chain), one of the largest manufacturing employers in the U.S.
45% productivity improvement over the last decade
One of the top industries’ among all U.S. industrial sectors
Modest revival of the regional textile and apparel industry during the last 2 years.
Around 30+ domestic and Central American plant expansions

U.S. Source of Synthetic Apparel Supply

___________________________
Source:  U.S. Dept. of Commerce, OTEXA, O’Rourke Group Partners, Unifi internal estimates
Regional market share has stabilized and is expected to remain flat or slightly increase in 2011
Regional break-out of 18% share consists of 3.5% U.S. Domestic, 10% CAFTA, and 4.5% NAFTA / ATPA
Brands and retailers see regional supply as vital to their global sourcing strategy and have indicated holding or increasing regional sourcing levels during the next 3 years.
SME
(Billion)
09 10 11
Est
Region 1.6 1.8 2.0
+16
%
+10
%

Comparative Labor Cost Forecast

___________________________
Source: The Economist Intelligence Unit, O’Rourke Group Partners, Emerging Textiles, Unifi Internal Estimates
By 2015, Chinese labor wages are forecasted to be roughly equal to Mexico and higher than CAFTA
Indian labor wages also following similar trends

Comparative Lead Time 10 ___________________________ Source: O’Rourke Group Partners

Regional Trade (NAFTA / CAFTA / ATPA)
U.S. and regional trading partners provide
competitive advantages
High-quality for critical end-uses
Product innovation
Compressed supply chain/quick turns
Competitive pricing
Duty-free movement among participants
Requires garment to be fully formed in region
Compliant yarn must be extruded in region
Duty free benefit – 28% to 32% on man-made
fiber garments
CAFTA Region
Regional imports dropped in 2009 due to economic
downturn plus the removal of China safeguards
Recovery in 2010, and continuing well into 2011.
Around 15+ companies have announced plant
expansions over the last 1 to 2 years.
Importance of Regional Trade – Synthetic Apparel

Synthetic Apparel Imports from Central America
___________________________
Source:  U.S. Dept. of Commerce, OTEXA, O’Rourke Group Partners, Unifi internal estimates
Apparel Sourcing Outlook – Retailer / Brand Sourcing
Plan based on 70+ Companies
Increase or Hold
Regional Sourcing
Levels
80%
Additional Sourcing
Shift to Asia
20%

U.S. Market Segmentation – FY 2011
Diverse product offering sells into the apparel, hosiery, furnishings, automotive and industrial markets
Compliant sales account for approximately 58% of the company’s total sales
Large majority of U.S. customers are domestic weavers and knitters
- Most free trade benefits come through domestic customers’ shipments of fabrics into region
- Regional yarn origin required in free trade agreements (NAFTA, CAFTA, ATPA)
Berry and Kissel Amendments require U.S. origin fiber/yarn for Military and Homeland Security
U.S. Sales by Segment
Diverse products and regional requirements
U.S. Sales by Origin Requirement
___________________________
(1) Compliant sales represent those sales to customers who utilize the terms of the NAFTA, CAFTA, CBI, ATPA, and U.S. Military agreements to produce duty-free finished goods and US origin fiber requirement.  Estimates based on FY 2011 sales by category and division.
U.S. Direct Sales by Region
Commentary

Apparel
48%
Hosiery
17%
Furnishings
15%
Industrial
12%
Auto
5%
Other
3%
U.S.
Domestic
81%
NAFTA /
ATPA
8%
CAFTA
9%
Other
2%
Non-
Compliant
41%
Compliant
(1)
59%

U.S. Customer & Channel Segmentation – FY 2011
Fiber/yarn demanded by a wide variety of customers
Approximately 600 polyester customers and approximately 200 nylon customers served from U.S.
operations
Top 5 U.S. customers include
Polyester – Polartec, Milliken, Glen Raven, American & Efird, and International Textile Group
Nylon – Hanesbrands (HBI), Acme-McCrary, Fruit of the Loom, Kayser Roth Hosiery and Bossong
Top 50 customers in the U.S. represent 65% of net sales
Healthy accounts receivable aging – approximately 96% of accounts are current within 15 days
U.S. Sales by Customer
Strong diversity of customer base, distribution channels and products
Commentary
___________________________
(1) Sales by customer represent direct shipments from Unifi USA and excludes UCA sales
(2) Estimates for the combined Apparel and Hosiery Segments
(3) PVA Sales represent Unifi global PVA sales as a % of Unifi consolidated sales
Distribution Channel
(2)

(1)
Global PVA Sales
(3)
HBI, 9%
Next 4,
16%
Next 10,
17%
Next 35,
23%
Other,
34%
Mass
41% Department
18%
Other,
15%
Specialty
26%
13%
15%
18%
0%
5%
10%
15%
20%
FY 2009 FY 2010 FY 2011

Inventory in the Apparel Supply Chain 14 ___________________________ Source: US Census Bureau and Unifi internal estimates

15 Company Strategy

Our Operating Environment
Continued strength of retail apparel, with opportunities for further improvement
Opportunity for growth in North/Central America region from new investments across supply chain and realignment of sourcing patterns
Incremental growth in global yarn markets
Raw material pricing at historic high levels; long-term moderation expected

___________________________
Source: PCI Fibers, Unifi internal estimates

Operating Strategies
Further develop expansion opportunities in global growth markets
Central America, China and Brazil

Focus on continuous improvement, conversion margin integrity and mix enrichment – with the goal of reducing cyclicality
Maximize growth opportunities developing in North/Central American regional market
Aggressively grow our Premier Value Added (PVA) products, doubling sales within 3 years from the start of fiscal 2011
Derive value from sustainability based initiatives, including polyester and nylon recycling.

Brazil Market Dynamics
Polyester Textile Filament Market Trends
Skilled and experienced local management team
Market currently serviced by domestic production and imports
Proven market leader in local market
Flexible business model from production to sourcing
Strengthening currency impacts competitiveness of production model
Longer-term risk/opportunity from new market entrant

___________________________
Source: ABIT, ABRAFAS, Unifi internal estimates

China Polyester Filament Market Dynamics
Chinese Polyester Market
Chinese polyester production represents 65% of global market in 2009/2010
Textile filament market projected growth rates for 2010 to 2015 is estimated at 5%
Specialty and PVA yarn segment accounts for around 5% of the total market demand; and growth is expected to outpace market rates
UTSC (Unifi Textiles (Suzhou) Ltd.)
Established wholly-owned sales and marketing business focused on the sale of high-end and branded, premier value added products
Globalized production of key Unifi brands, including REPREVE
Strong downstream activity
Growing contribution to profits in fiscal 2012 and beyond

___________________________
Source: PCI Fibers, Unifi internal estimates

Investing in the Region

November 2010
New 120,000 square feet facility
8 draw texturing & 27 twisting machines
Additional 4 draw texturing machines being
installed
165 new jobs
May 2011
$8 million investment
New 50,000 square feet facility
42 million pounds/year capacity
25 new jobs in North Carolina
Recycle rate of over 900 million PET
plastic bottles

Premier Value Added products are key for future growth
Branded / PVA Product Success

___________________________
Source: Unifi internal estimates
PVA portfolio represents approximately 12% of U.S. sales and 18% of consolidated sales in fiscal 2011
Products utilized in apparel, contract, home furnishings, military, socks and hospitality
Steady investment in R&D and commercialization of PVA products remains a strategic priority
Sales Revenue – U.S. PVA
Gross Profit  - U.S. PVA
Target is to double PVA sales and profit in 3 years

Our PVA Downstream Partners 22

Financial Overview 23

Summary of Selected Financial Data ($ in millions)
Consolidated Operating Results Overview

Projection
(2)
($ in millions) FY12
Adjusted EBITDA $45
Capital Expenditures (8)
Cash Interest Expense (14)
Cash Taxes (5)
Free Cash Flow $18
Working Capital source 12
Free Cash Flow Operations $30
___________________________
(1) Adjusted EBTIDA excludes earnings from Parkdale America LLC and other unconsolidated equity affiliates
(2) FY 12 Projections based on midpoint of management’s publicly disclosed guidance of low to high $40’s during the October 27, 2011 Earnings Conference call.
$558
$623
$713
Net Sales
Adjusted EBITDA margin
(1)
$290
$309
$376
$152
$165
$163
$117
$149
$174
8.9%
8.5%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
$-
$200
$400
$600
$800
$1,000
FY09 FY10 FY11
Polyester Nylon International Adjusted EBITDA Margin

Parkdale America, LLC
___________________________
1. Includes the results of the Hanesbrand transaction, which closed on October 28, 2009.
2. PAL Adjusted EBITDA equals the sum of Income from Operations and Depreciation and Amortization as provided in our June 26, 2011 From 10-K.
3. EAP assistance program was enacted on August 1, 2008 as a part of the 2008 Farm Bill.  The program provides for economic assistance in the amount of 4 cents per pound of cotton consumed and the program generally requires the economic assistance to be re-invested into qualifying capital expenditures.

($ in millions) FY 2008 FY 2009 FY 2010 FY 2011
(1)
Net Sales $460.5 $408.8 $599.9 $1,110.2
      % change 4.6% (11.2%) 46.7%
Income from Operations $10.4 $14.1 $37.4 $70.1
Depreciation and Amortization $17.8 $18.8 $21.2 $31.9
PAL Adjusted EBITDA $28.2 $32.9 $58.6 $102.0
(2)
      % of Net Sales 6.1% 8.0% 9.8% 9.2%
EAP Cotton Rebate Program
(3)
   Economic Assitance Received $0.0 $14.0 $22.3 $28.8
   Amount Recognized into Income $0.0 $5.8 $16.2 $40.2
      Deferred Benefit $0.0 $8.2 $6.1 ($11.4)
         % of Net Sales 0.0% 2.0% 1.0% (1.0%)

No on-going maintenance covenants
Limited ability to make restricted payments
Restrictions on use of proceeds from asset
sales
Incurrence of additional indebtedness covenant
of 2 to 1 times fixed charge coverage
Callable by Company at anytime at the
following redemption prices
102.875 from May 2011
Par from May 2012
$124 $124 mm mm 2014 2014 Senior Senior Secured Secured Notes Notes – – 11.5% 11.5% First Amended Revolving Credit Agreement First Amended Revolving Credit Agreement
$100mm facility, matures September 2015
Secured by eligible working capital
No on-going maintenance covenants, as long as
availability is greater than 15% of facility
Limited restricted payment provisions, as long as
availability is greater than 27.5% of facility
Provisions to facilitate refinance/repayment of
2014 Notes
Interest based on LIBOR+200 bps to 275 bps
Unifi has a stable capital structure with covenant-lite debt instruments and no near-term maturities

Maturity profile at September 2011 ($mm) Maturity profile at September 2011 ($mm)
Long-term Capital Structure
$40
$124
$60
0
20

2011 2012 2013 2014 2015 2016
RC Balance 11.5% Senior Notes RC Availability

Capital Strategy = Optimizing Cost of Capital

Focus on cash generation, across all business process including inventory management
Fund growth working capital and capital expenditure requirements required to develop incremental growth opportunities
Utilize cash flow generated from operations and dividends from PAL to reduce borrowings under 2015 revolving credit facility.
Reduce cost of capital by utilizing excess availability under revolving credit facility to redeem 11.5% senior secured notes, due May 2014
Fix LIBOR rate on minimal level of revolving credit borrowings (currently $35 million) through May 2013

Summary and Review
Some inflationary pressures, but generally a stable operating environment
Various incremental growth opportunities through increased retail volumes and re-balancing of sourcing towards North/Central America region
Focus on continuous improvement, margin integrity and mix enrichment
Expansion opportunities in global growth markets
Central America, China and Brazil
Aggressively growing Premier Value-Added products – especially Repreve
Continued improvement of Balance Sheet and related benefits from optimizing cost of capital

29 Questions

30 Appendix Slides

Adjusted EBITDA Reconciliation

(Dollars in thousands) FY 2009 FY 2010 FY 2011
Net income (loss) (48,996) $   10,685 $      25,089 $
Provision (benefit) for income taxes 4,301 7,686 7,333
Interest expense, net 20,219 18,764 16,679
Depreciation and amortization expense 31,326 26,312 25,562
EBTIDA 6,850 $        63,447 $     74,663 $
Equity in earnings of unconsolidated affiliates (3,251) (11,693) (24,352)
Consolidated EBTIDA 3,599 $        51,754 $       50,311 $
Goodwill impairment 18,930 100 -
Non-cash compensation, net of distributions 1,500 2,555 1,361
Gain on extinguishment of debt (251) (54) 3,337
Restructuring charges (recoveries) 91 739 1,484
Start up costs - 1,027 3,065
Impairment of investment in unconsolidated affiliates 1,483 - -
Other (2,067) (865) 902
Adjusted EBITDA 23,285 $     55,256 $      60,460 $

Non-GAAP Financial Measures

     Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America ("GAAP") because management believes such measures are useful to investors.

EBITDA, Consolidated EBITDA and Adjusted EBITDA

EBITDA represents net income or loss before income tax expense, net interest expense, and depreciation and amortization expense (excluding interest portion of amortization).
Consolidated EBITDA represents EBITDA adjusted to exclude equity in earnings and losses of unconsolidated affiliates.  Adjusted EBITDA represents Consolidated EBITDA adjusted to exclude restructuring charges, startup costs, non-cash compensation expense net of distributions, gains or losses on extinguishment of debt, and other adjustments.  Other adjustments include gains or losses on sales or disposals of property, plant and equipment and currency and derivative gains or losses.  We present Adjusted EBITDA as a supplemental measure of our operating performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry and in measuring the ability of “high-yield” issuers to meet debt service obligations.

EBITDA, Consolidated EBITDA and Adjusted EBITDA are alternative views of performance used by management and we believe that investors’ understanding of our performance is enhanced by disclosing these performance measures.  Our management uses Adjusted EBITDA: (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) unusual items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions.  Adjusted EBITDA is also a key performance metric utilized in the determination of variable compensation.

We believe that the use of EBITDA, Consolidated EBITDA and Adjusted EBITDA as operating performance measures provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies.  We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense decreases as deductible interest expense increases; depreciation and amortization are non-cash charges.  Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not reflect our operating performance.  The other items excluded from Adjusted EBITDA are excluded in order to better reflect the performance of our continuing operations.

In evaluating EBITDA, Consolidated EBITDA and Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of EBITDA, Consolidated EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.
EBITDA, Consolidated EBITDA, and Adjusted EBITDA are not measurements of our financial performance under GAAP and should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity.

Continued
Non-GAAP Financial Measures

Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:
•  it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;
•  it does not reflect changes in, or cash requirements for, our working capital needs;
•  it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments on our debt;
•  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements;
•  it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;
•  it does not reflect the impact of earnings or charges resulting from matters we consider not be indicative of our ongoing operations;
•  it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and
•  other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.
     Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under the notes. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally.
Projected fiscal year 2012 Adjusted EBITDA, Free Cash Flow and Free Cash Flow Operations:
    With respect to the forward-looking non-GAAP financial measures "Adjusted EBITDA," "Free Cash Flow" and "Free Cash Flow Operations" we
referenced for fiscal 2012, the comparable GAAP financial measure "Net Income" is not accessible on a forward-looking basis.  For purposes of reconciling the forward-looking Adjusted EBITDA, we would make adjustments of the type referenced for prior periods, and we would estimate the material adjustments for interest expense, income tax, and depreciation and amortization to be $14 million, $5 million, and $27 million, respectively, for fiscal 2012.  For purposes of reconciling the forward-looking Free Cash Flow, we would estimate the material adjustments for capital expenditures, cash interest expense and cash taxes to be $8 million, $14 million, and $$5 million, respectively, for fiscal 2012.  For purposes of reconciling the forward-looking Free Cash Flow Operations, we would estimate the material adjustments for working capital source to be $12 million source  for fiscal
2012.  The forward-looking adjustment for equity in (earnings) losses of unconsolidated affiliates cannot be reasonably estimated.

34